EXHIBIT 99.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of October ____, 2010 by and among Applied Minerals, Inc. a Delaware corporation (the “Company”), and the purchaser of a 10% PIK-Election Convertible Note due 2018 (the “Note”).  Notes may be sold to more than one purchaser (each purchaser an “Investor” and collectively the “Investors”).

RECITAL

In connection with the sale of the Notes to the Investors, the Company and the Investors have agreed that the Investors will be granted certain registration and other rights with respect to the Common Stock issuable on conversion of the Notes.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENTS

1.           INFORMATION

1.1           Rule 144 Reporting.  In order to provide the benefits of certain rules and regulations of the Commission, which may permit the sale of the Registrable Securities (as defined below) to the public without registration, the Company agrees to use all reasonable efforts to:

(a)           Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (as defined below), at all times after the date of this Agreement;

(b)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (as defined below); and

(c)           So long as the Investor owns all or any portion of the Common Stock or any Registrable Securities, upon request furnish to such holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

Registration Rights Agreement –PIK

2.           REGISTRATION RIGHTS

2.1           Definitions.  For purposes of this Section 2:

(a)           Registration.  The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(b)           Registrable Securities.  The term “Registrable Securities” means:  (i) all the shares of Common Stock of the Company issuable on conversion of the Note and any PIK Note, listed with respect to the Investor in Exhibit A; and (ii) all shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (i) of this subsection (b); excluding in all cases, however, any Registrable Securities that may be sold by a person pursuant to Rule 144 promulgated under the Securities Act or are pursuant to another effective registration statement under the Securities Act.

(c)           SEC.  The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

(d)           Securities Act.  The term “Securities Act” means the Securities Act of 1933, as amended.

(e)           1934 Act.  The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

2.2           Registration.

(a)           Registration upon Amendment to the Articles of Incorporation...  Within sixty days after the date of this Agreement, the Company will notify (“Company Notice”) each Investor who is a registered holder of the Registrable Securities (“Holder”).  If a Holder desires to include in a registration statement under the Securities Act all or any part of the Registrable Securities then held, the Holder must, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in the notice must inform the Company of the number of Registrable Securities the Holder wishes to include in such registration statement.  Holders who elect to participate in an offering are referred to collectively as “Selling Shareholders.”  The Company will file a registration statement with the Commission under the Securities Act of all Registrable Securities which the Selling Shareholders request to be registered and included in the registration, subject only to the limitations of this Section 2.2.  Such registration may be subject to the rights of other shareholders to participate.

(b)           Deferral.  Notwithstanding the foregoing, if the Company furnishes to the Selling Shareholders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for the registration statement to be filed at that time, and it is therefore essential to defer the filing of a registration statement pursuant to this Section 2.2, then the Company will have the right to defer the filing for a period of not more than one hundred twenty (120) days.

2.3           Obligations of the Company.

(a)           Expenses.  All expenses incurred in connection with a registration pursuant to Section 2.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable costs and expenses of one counsel for the Selling Shareholders (but the aggregate cost of the Company for such counsel to be limited to $10,000 per registration) (but excluding brokers’ discounts and commissions), shall be borne by the Company.

(b)           Registration.  When required to effect the registration of any Registrable Securities under this Agreement, the Company will, as expeditiously as reasonably possible:

(i)           Within thirty days after the date of the Company Notice, the Company will prepare and file a registration statement relating to the resale of any securities to be included therein pursuant to 2.2(a).  Thereafter the Company will (x) use all reasonable efforts to cause such registration statement to become effective, and (y) keep a registration statement effective as to a Selling Stockholder until the earlier of (A) the relevant date in Section 2.6 or (B) until the Selling Shareholder has completed the distribution described in the registration statement relating thereto; provided, however, that the Selling Shareholders will suspend use of a prospectus contained in any such registration statement immediately upon receipt of notice from the Company that the prospectus does not meet the requirements of the Securities Act, 1934 Act or applicable regulations.  In such event, the Company will use all reasonable efforts to amend promptly the registration statement to conform the prospectus to the requirements of the Securities Act, 1934 Act and applicable regulations, unless the Company delivers a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for an amendment to such Registration to be effected at such time, in which event the Company will have the right to defer the filing of the amendment to the registration statement for a period of not more than one hundred twenty (120) days.

(ii)           Prepare and file with the SEC the amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement.

(iii)             Furnish to each Selling Shareholder or its agents the number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and the other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in the registration.

(iv)             Use its commercially reasonable to register and qualify the securities covered by the registration statement under the other securities or Blue Sky laws of the jurisdictions as shall be reasonably requested in writing by the Selling Shareholders, provided that (a) a Selling Shareholder is responsible for informing the Company in writing of his intention to offer or sell in transactions that will require such registration of qualification, (b) if registration of qualification is necessary, the Selling Shareholder will not offer or sell unless and until (and only so long as) such is effective, and (c) and the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any states or jurisdictions or become subject to taxation in any jurisdiction where it would be required to pay taxes solely as a result of the filing.

(v)             Notify each Selling Shareholder at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(vi) If: (i) a Registration Statement is not filed on a timely basis as required by 2.3(b)(i), or (ii) after its Effective Date, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 60 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date which such 60 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: on each such Event Date, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the purchase price of the Registrable Securities that have not theretofore been sold.. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.

2.4             Furnish Information.  It is a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 and 2.3 that each Selling Shareholder shall furnish to the Company the information regarding it, the Registrable Securities held by it, and the intended method of disposition of the securities as shall be required to timely and reasonably effect the registration of their Registrable Securities.

2.5             Indemnification.

(a)           By the Company.  To the extent permitted by law, the Company will indemnify and hold harmless each Selling Shareholder, and their respective members, officers, employees and agents, any underwriter (as defined in the Securities Act) for the Selling Shareholders and each person, if any, who controls any Selling Shareholder or underwriter within the meaning of the Securities Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

(iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by the registration statement; and the Company will reimburse each Selling Shareholder and their respective members, officers, employees and agents, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that (A) the Company will not be liable, in an offering in which the Company did not execute an underwriting agreement or in which there was no underwriter, to any Selling Shareholder under this Section with respect to any preliminary prospectus or the final prospectus to the extent that the loss, liability, claim, damage or expense of the holder results from Selling Shareholder selling Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus if the Company previously and timely furnished copies thereof to such holder; (B) the indemnity agreement contained in this Subsection 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld), and (C) the Company shall not be liable for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Selling Shareholder, or its respective members, officers, employees and agents, underwriter or controlling person thereof..

In addition, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section, the Company will reimburse each Selling Shareholder on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse each Selling Shareholder for expenses and the possibility that the payments might later be held to have been improper by a court of competent jurisdiction.  If any such interim reimbursement payment is so held to have been improper, the person that received such payment will promptly return it to the Company, together with interest, compounded daily, determined on the basis of the prime rate announced from time to time by the Bank of America (or its successor) (the “Prime Rate“).  Any such interim reimbursement payments which are not made to a Selling Shareholder or any person entitled to indemnity within thirty (30) days of a request for reimbursement will bear interest at the Prime Rate from the date of such request.

(b)           By each Selling Shareholder.  If permitted by law, each Selling Shareholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that the Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in connection with the registration; and the Selling Shareholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; but  the indemnity agreement contained in this Subsection 2.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Shareholder, which consent shall not be unreasonably withheld; and the total amounts payable in indemnity by any Selling Shareholder under this Section 2.5(b) in respect of any Violation shall not exceed the proceeds (net of underwriters’ and brokers’ discounts and commissions) received by such Selling Shareholder in the registered offering out of which such Violation arises.  For the avoidance of doubt, this provision shall not impose any indemnity obligation on a Selling Shareholder if the Violation did not occur in reliance upon and in conformity with written information furnished by such person.

(c)           Notice.  Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action (including any governmental action), indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the indemnifying party assumes such defense the indemnifying party will have no further liability for the fees and expenses of counsel paid by the indemnified party, except that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend action, will relieve such indemnifying party of any liability to the indemnified party under this Section 2.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

(d)           Contribution.  If the indemnification provided in this Section 2.5 is unavailable or insufficient to hold harmless an indemnified party under Section 2.5(a) or (b), then each indemnifying party will contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above (i) in the proportion appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Shareholders on the other from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in the proportion appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Shareholder(s) on the other in connection with the statements or omissions that resulted in the losses, claims, damages or liabilities, as well as any other equitable considerations.  The relative benefits received by the Company on the one hand and the Selling Shareholder(s) on the other will be deemed to be in the same proportion as the total net proceeds from the offering received by the Company bear to the total net proceeds received by the Selling Shareholder(s).  The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or written information supplied by a Selling Shareholder, and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Subsection (d) will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this Section.  Despite the provisions of this Section, a Selling Shareholder will not be required to contribute any amount in excess of the amount of the total net proceeds (net of commissions) received by the Selling Shareholder from the sale of the securities pursuant to this Agreement exceeds the amount of any damages or expenses that the Selling Shareholder has otherwise been required to pay, or has incurred, by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of the fraudulent misrepresentation.

(e)           Survival.  The obligations of the Company and Investor under this Section 2.5 will survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

2.6           Termination of the Company’s Obligations.  The Company will have no obligations to a Holder pursuant to Sections 2.2 and 2.3 with respect to any Registrable Securities proposed to be sold in a registration pursuant to Section 2.2 and 2.3 if, in the reasonable opinion of counsel to the Company, (a) the Holder is not an affiliate and the Registrable Securities then registered or proposed to be registered to be registered may be sold without registration under the Securities Act pursuant to Rule 144 under the Securities Act and (b) the Holder is an affiliate and the Registrable Securities then registered or proposed to be registered to be registered may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

3.           GENERAL PROVISIONS

3.1           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  This Agreement shall extend to all successive transferees of the Common Stock and Registrable Securities, each of which persons are hereby made third party beneficiaries hereof and may enforce the terms of this Agreement as if a direct party hereto.

3.2           Third Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns and third party beneficiaries hereof, any rights or remedies under or by reason of this Agreement.

3.3           Governing Law.  Except as noted below, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3.4           Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

3.5           Headings.  The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

3.6           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given and delivered upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered, certified mail, Federal Express, or other express courier, postage prepaid and addressed to each Investor at the address as may be specified on Exhibit A below the name of such Investor  at such other address as any party or Company may designate by giving ten (10) days advance written notice to all other parties.  In addition to notices to Selling Shareholders and Investors as the case may be, a Selling Shareholder or Investor may designate from time to time one other person to receive notices from the Company and the Company will send duplicate notices to such person at the time of the notice to the Selling Shareholder or the Investor.

3.7           Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party may recover its reasonable attorneys’ fees, experts’ fees and costs, including those for pretrial, trial, on appeal, in arbitration and in bankruptcy and all other costs and necessary disbursements associated with any such actions, in addition to any other relief to which such party is entitled.

3.8           Adjustments for Stock Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

3.9           Aggregation of Stock.  All shares held or acquired by affiliated entities or persons shall be counted together for the purpose of determining the availability of any rights under this Agreement.

3.10         Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and those holders owning more than 75% of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of Registrable Securities and the Company. No waiver of any of the provisions of this Agreement shall be deemed to be or will constitute a waiver of any other provisions hereof, whether or not similar, nor will any such waiver constitute a continuing waiver.  No waiver shall be binding unless expressed as such in a document executed by the party making the waiver.

3.11         Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.12         Entire Agreement.  This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

3.13         Confidentiality.  Each Investor agrees that, except with the prior written consent of the Company, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the Company to which such party has been or shall become by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of the obligations hereunder; provided, however, that no obligation shall exist with regard to (i) information that is generally known or publicly available at the date hereof (ii) information that becomes generally known or publicly available through no action or inaction of the Investor, or (iii) with respect to all such confidential information, 12 months after the date hereof.  The provisions of this Section 3.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

Applied Minerals, Inc. a Delaware corporation

By:
Andre Zeitoun
Its:           Chief Executive Officer

INVESTOR

If an individual	If an entity

________________________	______________________
(signature)	(name of entity

________________________	By:____________________
(print name)	(signature)
Its ____________________

________________________
(print name)

EXHIBIT A

Name of Investor	Number of Registrable Securities (Common Stock issuable on conversion of the Note before any adjustment)